UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2013

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way Lexington, Kentucky	40511
(Address of principal executive offices)	(Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Tempur-Pedic International Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Item 15. Exhibits and Financial Statement Schedules of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) for an additional footnote discussed below, in connection with the anticipated filing by the Company of a registration statement on Form S-4 (the “Registration Statement”) which may register debt securities of the Company with certain guarantees of the Company’s wholly-owned subsidiaries (the “subsidiary guarantors”).

Upon filing the Registration Statement, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the financial statements attached as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated herein by reference, include an additional footnote (“Note 18: Guarantor/Non-Guarantor Financial Information”) with condensed consolidating financial information for the subsidiary guarantors.

No other items in the 2012 Form 10-K, other than the item identified above, are being updated by this filing. Information in the 2012 Form 10-K is generally stated as of December 31, 2012 and this filing does not reflect any subsequent information or events other than the additional footnote disclosure described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2012 Form 10-K for any forward-looking statements, other than the changes described above. More current information is contained in the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”) for periods and events occurring after December 31, 2012. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K as well as the Company’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Item 15. Exhibits and Financial Statement Schedules of the 2012 Form 10-K.

101	Financial information for Tempur-Pedic International Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL (Extensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2013

Tempur-Pedic International Inc.

By:	/s/ Dale E. Williams
Name: Dale E. Williams
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Item 15. Exhibits and Financial Statement Schedules of the 2012 Form 10-K.

101	Financial information for Tempur-Pedic International Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL (Extensible Business Reporting Language).